Intangible assets	12 Months Ended
Dec. 31, 2017
Intangible assets and goodwill [abstract]
Disclosure of intangible assets [text block]
(16)	Intangible assets

The balances as of December 31, 2017 for $1,040,042 are mainly comprised of brands and customer relationships and derived from the purchase transaction of the Acquired Co. I (note 4). Customer relationships are generally amortized over 15 years based on the pattern of revenue expected to be generated from the use of the asset.

Intangible assets consist of the following:

	2017	2016	2015
Amortizable intangible assets
Customer relationships	$1,028,747	-	-
Accumulated amortization	(34,876)	-	-
Total net amortizable intangible assets	993,871	-	-
Trade names not subject to amortization	46,171
Total intangible assets	$1,040,042	-	-